Exhibit 10.1

SECURITIES EXCHANGE AGREEMENT

This Securities Exchange Agreement (this “Agreement”) is dated as of July 28, 2009, between PhytoMedical Technologies, Inc., a Nevada corporation (the “Company”), and each security holder identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with each Purchaser, and each Purchaser, severally and not jointly, desires to exchange with the Company, securities of the Company as more fully described in this Agreement.

WHEREAS, pursuant to the terms of the Subscription Agreements dated as of September 11, 2007 between the Company and each of the Purchasers (the “Subscription Agreements”), the Purchasers purchased from the Company an aggregate of 10,897,081 units, each consisting of one (1) share of the Company’s common stock $0.0001 par value (“Common Stock”) and one (1) Class A Warrant (collectively, the “Class A Warrants”).

WHEREAS, each Class A Warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price of $0.40 per share (the “Exercise Price”) through September 10, 2010.

WHEREAS, the Class A Warrants provide for a reduction in the Exercise Price of the Class A Warrant if the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price.

WHEREAS, currently hold all of the issued and outstanding Class A Warrants.

WHEREAS, each of the Purchasers and Company believe that it is in their respective best interest to provide for the exchange and cancellation of the Class A Warrants in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.1           Definitions.  In addition to the terms defined elsewhere in this Agreement the following terms have the meanings set forth in this Section 1.1:

 “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Closing” means the closing of the exchange of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to deliver the Class A Warrants to be exchanged and (ii) the Company’s obligations to deliver the Exchange Shares have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole but excluding the effect of the economy in general on the Company’s business, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

 “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

 “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

 “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

 “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and any other transaction designed to hedge the risk of ownership of the Common Stock, however structured.

“To the knowledge of the Company” means the actual knowledge of the management of the Company.

“Trading Day” means a day on which the principal Trading Market is open for trading.

 “Trading Market” means the following markets or exchanges on which the Common

Stock is listed or quoted for trading on the date in question: the NYSE Amex, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” means this Agreement and all schedules and exhibits hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                        “Transfer Agent” means Holladay Stock Transfer, Inc., located at 2939 North 67th Place, Suite C, Scottsdale, AZ  85251, and any successor transfer agent of the Company.

ARTICLE I

PURCHASE AND SALE

2.1           Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Purchasers agree, severally and not jointly, to exchange all of their respective Class A Warrants for an aggregate for the Exchange Shares, on the basis of one (1) Exchange Share for every ten (10) Class A Warrants. Each Purchaser shall deliver to the Company their Class A Warrants and the Company shall deliver to each Purchaser their respective shares of Common Stock as determined pursuant to Section 2.2(a) and the other items set forth in Section 2.2 issuable at the Closing.  Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Sierchio & Company, LLP. 430 Park Avenue or such other location as the parties shall mutually agree. Anything herein to the contrary notwithstanding, no fractional shares shall be issued in exchange for the Class A Warrants.

          2.2          Deliveries.

(a)           On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

          (i)         this Agreement duly executed by the Company;

          (ii)        a certificate evidencing the requisite Exchange Shares to be   registered in the name of such Purchaser as set forth opposite such Purchaser’s name on Exhibit A hereto; and

           (iii)       an officer’s certificate from the Chief Executive Officer, dated as of the Closing Date, certifying and setting forth (A) the names, signatures and positions of the Persons authorized to execute this Agreement and any other Transaction Documents to which the Company is a party, (B) a copy of the resolutions of the Company authorizing the execution, delivery and performance of this Agreement, and (C) certifying that the representations and warranties of the Company are true and correct as of the Closing Date and that the Company has satisfied all of the conditions to the Closing.

(b)           On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

                                         (i)     this Agreement duly executed by such Purchaser; and

(ii)      such Purchaser’s Class A Warrant, properly endorsed such that the Warrants may be cancelled by the Company.

2.3     Closing Conditions.

(a)           The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)             the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

(ii)            all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)           the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

Anything herein to the contrary notwithstanding, the Company shall have no obligations whatsoever hereunder unless all of the issued and outstanding Class A Warrants are tendered in exchange for the Exchange Shares in accordance with this Agreement.

(b)           The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)            the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

(ii)           all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)           the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

(iv)           from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company.  Except as set forth in the disclosure schedules, if any, attached to this Agreement or the SEC Reports (collectively, “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a)           Organization and Qualification.  The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith.  Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)           Issuance of the Securities.  The Exchange Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Exchange Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

(d)           Capitalization.  The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act, and the issuance of shares in connection with the Transaction Documents No Person (other than the Purchasers) has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

(e)           SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the

Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(f)           Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

3.2          Representations and Warranties of the Purchasers.  Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)           Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           Own Account.  Such Purchaser understands that the Exchange Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Exchange Shares as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Exchange Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Exchange Shares (this representation and warranty not limiting such Purchaser’s right to sell the Exchange Shares pursuant in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  Such Purchaser is acquiring the Exchange Shares hereunder in the ordinary course of its business.

 (c)           Purchaser Status.  At the time such Purchaser was offered the Exchange Shares, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)           Experience of Such Purchaser. Each Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective exchange of the Class A Warrants for the Exchange Shares, and has so evaluated the merits and risks of such transaction.  Such Purchaser is able to bear the economic risk of an acquisition of the Exchange Shares and, at the present time, is able to afford a complete loss of such investment.

(e)           General Solicitation.  Such Purchaser is not purchasing the Exchange Shares as a result of any advertisement, article, notice or other communication regarding the Exchange Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)           Short Sales and Confidentiality Prior To The Date Hereof.  Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction.

(g)           Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(h)           Access to Information.  Such Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Exchange Shares and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, and management sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Company's representations and warranties contained in the Transaction Documents.

(i)      Title.    Each Purchaser owns, of record and beneficially, the number of Class A Warrants set forth opposite such Purchaser’s name on Exhibit A hereto, free and clear of all Liens.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1          Transfer Restrictions.

(a)           The Exchange Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Exchange Shares other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Exchange Shares under the Securities Act.

(b)           The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Exchange Shares in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION

WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

            4.2           Furnishing of Information; Exchange Act Filings. For a period of 12 months from the Closing Date, to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.    Or, during such 12 month period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144 such information as is required for the Purchasers to sell the Exchange Shares under Rule 144, to the extent that resale of the Exchange Shares under such Rule is otherwise available.

4.3           Securities Laws Disclosure; Publicity.  The Company shall, no later than 5:30 p.m. (New York City time) on the second Trading Day immediately following the Closing Date, issue a Current Report on Form 8-K, disclosing the material terms of the Transaction Documents.

4.4           Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.5         Blue Sky Filings.  The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, exchange with the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser

4.6      Release of Claims. Each Purchaser hereby fully and finally releases and discharges each of the Company Released Parties (as defined below) from any and all actions, causes of action, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, trespasses and variances whatsoever, whether known or unknown, whether absolute, matured, contingent or otherwise, in law or equity (collectively, “Claims”), that Purchaser ever had or now has against any of the Company  Released Parties, for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this Agreement arising out of or based upon the Class A Warrant or the Subscription Agreement (the “Release”). Purchaser further agrees that it will not file or permit to be filed on its behalf any such Claim. This Release is for any and all relief, no matter how denominated, including, without limitation, injunctive relief, compensatory damages, and punitive damages. For purposes of this Release, “Company Released Parties” means the Company and each of its Affiliates and their present and former directors, officers, managers, control persons, stockholders, beneficiaries, members, employees, representatives and agents (as applicable), and any successors and assigns thereof.

            4.7       Corporate Actions. Each Purchaser acknowledges and agrees that anything herein to the contrary notwithstanding, that following the Closing Date Company may engage in one or more financings, complete such capital restructuring (including, but not limited to share consolidations), and engage in existing and new business ventures, all on terms and conditions which the Company in its sole discretion deem acceptable or advisable, the effect of some or all of which will be a dilution of such Purchaser’s equity ownership in the Company.

            4.8           Anti-dilution Provisions of the Class A Warrants.  The parties hereto agree and acknowledge that neither the Transaction Documents nor the consummation of the transactions contemplated thereby,  require the adjustment of the Exercise Price or the number of shares subject to exercise under the terms of the Class A Warrants.

ARTICLE V

MISCELLANEOUS

5.1           Termination.  This Agreement may be terminated by the Company, or any Purchaser as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before August 7, 2009; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).

5.2           Fees and Expenses.  Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.3           Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5           Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority of the Common Stock then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this

Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9           Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

5.10           Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            5.15           Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

            5.18           Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

            5.20           Saturdays, Sundays, Holidays, etc.   If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

            5.21           Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

             5.22           WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

            5.23           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an  inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PhytoMedical Technologies, Inc.

By: ___________________________________

Name:

Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	HELLER CAPITAL INVESTMENTS

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	EGATNIV, LLC

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	CHASE MORTGAGE, INC.

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	THE SHAQUILLE O’NEAL REVOCABLE TRUST

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	MICHAEL & BETSY BRAUSER

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	WHALEHAVEN CAPITAL FUND LIMITED

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	SANDOR CAPITAL MASTER FUND LP

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	LEON BRAUSER

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	JAMES NIGRO & TIFFANY PALAGONIA

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	JAMES DAVIDSON

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	GRQ CONSULTANTS, INC. DEFINED PENSION BENEFIT PLAN

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	ALPHA CAPITAL AG

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	JOSEPH SIERCHIO

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO PHYTOMEDICAL TECHNOLOGIES INC. SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Palladium Capital llc

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of  Exchange Shares for Purchaser (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

Exhibit A

Name of Class A Warrant Holder	No. of Class A Warrants Owned	No. of Exchange Shares to Be Received in Exchange for the Class A Warrants Owned
HELLER CAPITAL INVESTMENTS	1,000,000	100,000

EGATNIV, LLC	333,333	33,333

CHASE MORTGAGE, INC.	833,333	83,333

THE SHAQUILLE O’NEAL REVOCABLE TRUST	416,667	41,666

MICHAEL & BETSY BRAUSER	1,000,000	100,000

WHALEHAVEN CAPITAL FUND LIMITED	833,333	83,333

SANDOR CAPITAL MASTER FUND LP	800,000	80,000

LEON BRAUSER	500,000	50,000

JAMES NIGRO & TIFFANY PALAGONIA	416,666	41,666

JAMES DAVIDSON	333,333	33,333

GRQ CONSULTANTS, INC. DEFINED PENSION BENEFIT PLAN	3,333,333	333,333

ALPHA CAPITAL AG	833,333	83,333

JOSEPH SIERCHIO	50,000	5,000

Palladium Capital llc	213,750	21,375

TOTAL	10,897,081	1,089,705